July 28, 2010

Keith O`Connell, Esquire
Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:T. Rowe Price Institutional Income Funds, Inc. ("Registrant")
 T. Rowe Price Institutional Core Plus Fund-F Class
File Nos.: 333-84634/811-21055

Dear Mr. O`Connell:

Pursuant to Section 6 of the Securities Act of 1933, Section 8 of the Investment Company Act of 1940, as amended, and Rule 485(a) under the 1933 Act, we are hereby filing Post-Effective Amendment No. 15 (the "Amendment") to the Registration Statement on Form N-1A. The Amendment reflects the addition of a new class called the T. Rowe Price Institutional Core Plus Fund-F Class.

Sections 1 and 3 of the prospectus are substantially similar to the existing T. Rowe Price Institutional Core Plus Fund prospectus. Section 4 of the prospectus is common to the prospectuses of the T. Rowe Price Advisor and R class funds.

The Statement of Additional Information (the "SAI") is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the addition of the new class. All of these changes have been blacklined.

The filing is scheduled to go effective on September 27, 2010.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Darrell Braman at 410-345-2013.

Sincerely,

/s/Brian R. Poole
Brian R. Poole